Summary of Significant Accounting Policies - Reconciliation of the Numerator and Denominator used in Computing Basic and Diluted Net Loss Per Share Attributable to Common Stockholders (Details) - USD ($)
$ / shares in Units, shares in Thousands, $ in Thousands
	9 Months Ended		12 Months Ended
	Sep. 30, 2016	Sep. 30, 2015	Dec. 31, 2015	Dec. 31, 2014
Numerator:
Net income (loss)	$ (1,776)	$ 82	$ 900	$ 297
Less: Accretion of preferred stock	(6,258)	(8,476)	(11,301)	(11,301)
Net loss attributable to common stockholders—basic and diluted	$ (8,034)	$ (8,394)	$ (10,401)	$ (11,004)
Denominator:
Weighted-average common shares outstanding	8,117	3,997	4,067	3,489
Weighted-average unvested shares of common stock subject to repurchase	(126)	(184)	(174)	(151)
Weighted-average shares used to compute net loss per share attributable to common stockholders — basic and diluted	7,991	3,813	3,893	3,338
Net loss per share attributable to common stockholders—basic and diluted	$ (1.01)	$ (2.20)	$ (2.67)	$ (3.30)